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                                                                    EXHIBIT 10.7

                        RIGHT OF FIRST REFUSAL AGREEMENT


         THIS RIGHT OF FIRST REFUSAL AGREEMENT is made and entered as of the 6th day of March, 1998, by and among Neva Properties, Ltd., Natex, Ltd., Ralph Engelstad, Ltd., Anywhere, Ltd., Who, Ltd., Smith Tower, Ltd., and Las Vegas Motor Speedway, Inc. (the "Seller"), PALACE REIT, a Texas real estate investment trust (the "REIT") and PALACE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"). The REIT and the Partnership are sometimes hereinafter collectively referred to as "Palace".


                             W I T N E S S E T H :


         A. Seller owns certain improved real property being more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (collectively, the "Property").

         B. Seller desires to grant to Palace and its successors and assigns a right of first refusal for the purchase of the Property on the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

         1. RIGHT OF FIRST REFUSAL. Seller hereby grants Palace and its successors and assigns a right of first refusal for the purchase of the Property. Palace's right of first refusal for the Property shall be exercised as follows:

         a. In the event that on or prior to the date 90 days after the date of closing by Palace of certain properties owned by affiliates of Seller, Seller receives a bona fide offer (an "Offer") to purchase the Property, or any portion thereof, from a purchaser unrelated to Seller, and if Seller is willing to sell the property described in the Offer upon the terms set forth therein, Palace shall have a right of first refusal to purchase the property set forth in the Offer upon the identical terms set forth in the Offer, otherwise this Right of First Refusal shall terminate at expiration of the ninety (90) day period, unless extended in writing by Seller.

         b. Upon Seller's receipt of an Offer that Seller wishes to accept, Seller shall provide Palace with a copy of the Offer. Palace shall have a period of thirty (30) days after receipt of an Offer to submit to Seller a contract containing the same terms and conditions as the Offer, accompanied by an earnest money deposit in the same amount as the deposit accompanying the Offer.

         c. In the event that (i) Palace elects not to submit a contract for the purchase of the property described in the Offer, (ii) Seller accepts the Offer, and (iii) Seller subsequently agrees to modify any material provision of the Offer, such modification of the Offer term ("Modified Offer") shall reactivate Palace's right of first refusal with respect to the Modified Offer. Seller shall be required to submit the Modified Offer to Palace and Palace shall have a period of thirty (30) days
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after receipt thereof to submit to Seller a contract containing the same terms and conditions as the Modified Offer.

         d. In the event that Palace elects not to submit a contract for the purchase of the property described in the Offer or any Modified Offer within thirty (30) days after receipt of such Offer or any Modified Offer from Seller, Palace shall be deemed to have waived its right of first refusal with respect to the Offer or Modified Offer, and provided that Seller closes with the purchaser in accordance with the Offer or Modified Offer, Palace's right of first refusal shall be terminated as to the portion of the Property sold and conveyed in accordance with the Offer or Modified Offer.

         e. In the event that (i) Palace elects not to submit a contract for the purchase of the property described in the Offer within the thirty (30) days period provided, (ii) Seller accepts the Offer, and (iii) Seller fails to close on the sale of the property in accordance with the Offer, Palace shall continue to have a right of first refusal with respect to the property described in the Offer.

         f. In the event that an Offer submitted to Seller, which Seller wished to accept, includes as part of the purchase price consideration other than cash (e.g. real estate or securities), and in the event that Palace wishes to exercise its right to purchase in accordance with the Offer, Palace may pay the non-cash portion of the consideration set forth in the Offer in cash.

         g. In the event that Seller sells and conveys the Property or any portion thereof to a purchaser other than an unrelated bona fide third party purchaser, Palace shall continue to have a right of first refusal with respect to the Property.

         2. NOTICE. All notices, demands, requests, or other writings in this Agreement provided to be given, made or sent, or which may be given, made or sent, by either party hereto to the other, shall be in writing and shall be delivered by depositing the same with any nationally recognized overnight delivery service, or by telecopy or fax machine, in either event with all transmittal fees prepaid, properly addressed, and sent to the following addresses:

         If to Seller:                        Ralph Englestad
                                              3535 Las Vegas Blvd. South
                                              Las Vegas, Nevada 89109
                                              Fax: (702) 731-2123

         with a copy to:                      Nitz, Walton & Heaton, Ltd.
                                              514 S. Third Street
                                              Las Vegas, Nevada  89101
                                              Attention:  W. Owen Nitz
                                              Fax:  (702) 384-3011

         If to the Partnership                3535 Las Vegas Blvd. South
         or the REIT:                         Las Vegas, Nevada  89109
                                              Attention:  David R. Merker
                                              Fax: (702) 731-2123

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         with a copy to:                      Liddell, Sapp, Zivley,
                                                Hill & LaBoon, L.L.P.
                                              2001 Ross Avenue, Suite 3000
                                              Dallas, Texas 75201
                                              Attention: Stephen Sapp
                                              Fax: (214) 849-5599

or to such other address as either party may from time to time designate by written notice to the other. Notices given by (i) overnight delivery service as aforesaid shall be deemed received and effective on the first business day following such dispatch and (ii) telecopy or fax machine shall be deemed given at the time and on the date of machine transmittal provided same is sent prior to 5:00 p.m., central time, on a business day (if sent later, then notice shall be deemed given on the next business day) and if the sending party receives a written send confirmation on its machine and forwards a copy thereof by overnight delivery service accompanied by such notice or communication. Notices may be given by counsel for the parties described above, and such notices shall be deemed given by said party, for all purposes hereunder.

         3. ENTIRE AGREEMENT; NO THIRD-PARTY RIGHTS. This Agreement constitutes the entire agreement between the parties regarding the subject matter hereof and incorporates and supersedes all prior negotiations and discussions between the parties. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and their successors and assigns, and nothing in the Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         4. AMENDMENT. This Agreement cannot be amended, waived or terminated orally, but only by an agreement in writing signed by each party hereto.

         5. GOVERNING LAW. This Agreement shall be interpreted and governed by the laws of the State of Nevada, without regard to its rules of conflicts of laws and shall be binding upon the parties hereto and their respective successors and assigns.

         6. SECTION HEADINGS. The caption headings in this Agreement are for convenience only and are not intended to be part of this Agreement and shall not be construed to modify, explain or alter any of the terms, covenants or conditions herein contained.

         7. SEVERABILITY. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

         8. NO OTHER RIGHTS OR OBLIGATIONS. Nothing contained in this Agreement shall be deemed to create any rights or obligations of partnership, joint venture or similar association between Seller and Palace.

         9. COUNTERPARTS. This Agreement may be executed by the parties hereto in counterparts, all of which together shall constitute a single Agreement.

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         10.     CONSTRUCTION.  All references herein to any Section, or
Exhibit, shall be to the Sections of this Agreement and to the Exhibits annexed hereto unless the context clearly dictates otherwise. All of the Exhibits annexed hereto are, by this reference, incorporated herein.

         11. ATTORNEYS' FEES. In the event of any litigation or alternative dispute resolution between the Partnership or the REIT, on the one hand, and Seller, on the other hand, in connection with this Agreement or the transactions contemplated herein, the non-prevailing party in such litigation or alternative dispute resolution shall be responsible for payment of all expenses and reasonable attorneys' fees incurred by the prevailing party.

         12      INTERPRETATION.  Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders.


                             REMAINDER OF THIS PAGE
                            INTENTIONALLY LEFT BLANK
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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.


                                     SELLERS: Neva Properties, Ltd., Natex,
                                     Ltd., Ralph Engelstad, Ltd., Anywhere,
                                     Ltd., Who, Ltd., Smith Tower, Ltd., and
                                     Las Vegas Motor Speedway, Inc.
                                     all Nevada Corporations

                                     By:  /s/ Ralph Engelstad
                                         ---------------------------------------
                                              Ralph Engelstad
                                              President of all the above listed
                                              corporations

                                     REIT:

                                     PALACE REIT
                                     a Texas real estate investment trust

                                     By:  /s/ David R. Merker
                                         ---------------------------------------
                                              David R. Merker
                                              Chairman and Chief Executive
                                              Officer

                                     PARTNERSHIP:

                                     PALACE OPERATING PARTNERSHIP, L.P.
                                     a Delaware limited partnership

                                     By: Palace REIT
                                     a Texas real estate investment trust
                                     Sole General Partner

                                     By:  /s/ David R. Merker
                                         ---------------------------------------
                                              David R. Merker
                                              Chairman and Chief Executive
                                              Officer





                               SIGNATURE PAGE TO
                        RIGHT OF FIRST REFUSAL AGREEMENT
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                                  EXHIBIT "A"

SELLER                                  PROPERTY                        ADDRESS
------                                  --------                        -------
Neva Properties, Ltd.             14-Story Office Building          300 S. Main
                                  Approx. 220,000 Sq. Ft.           Norfolk, Virginia
Natex, Ltd.                       2-Story Office Complex            401 Front Street
                                  Approx. 35,000 Sq. Ft.            Tyler, Texas
Ralph Engelstad, Ltd.             6-Story Office Building           1734 E. 63rd
                                  Approx. 85,000 Sq. Ft.            Kansas City, Missouri
Anywhere, Ltd.                    19-Story Office Building          200 N. Loraine
                                  Approx. 190,000 Sq. Ft.           Midland, Texas
Who, Ltd.                         2-Story Office Building           3301 Desta Drive
                                  Approx. 120,000 Sq. Ft.           Midland, Texas
Smith Tower, Ltd.                 6-Story Office Building           24 Smith Road
                                  Approx. 80,000 Sq. Ft.            Midland, Texas
Las Vegas Motor                   27 Industrial Buildings           700 Las Vegas Blvd North
Speedway, Inc.                    Approx. 1,450,000 Sq. Ft.         North Las Vegas, Nevada

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

         SELLER(S): NEVA PROPERTIES, LTD., NATEX, LTD., RALPH ENGELSTAD, LTD., ANYWHERE, LTD., WHO, LTD., SMITH TOWER, LTD., AND LAS VEGAS MOTOR SPEEDWAY, INC.
         All Nevada Corporations

By:       /s/ Ralph Engelstad
         ----------------------------
         Ralph Engelstad
         President of all the above listed Corporations

         REIT:   PALACE REIT
                 a Texas real estate investment trust

By:       /s/ David R. Merker
         ----------------------------
         David R. Merker, Chairman and
         Chief Executive Officer

         PARTNERSHIP:     PALACE OPERATING PARTNERSHIP, L.P.
                          a Delaware limited partnership

By:      Palace REIT
         a Texas real estate investment trust
         Sole General Partner

By:       /s/ David R. Merker
         ----------------------------
         David R. Merker, Chairman and
         Chief Executive Officer